UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

August 18, 2014
Date of Report (Date of earliest event reported)

NOVATION COMPANIES, INC.
(Exact name of registrant as specified in its charter)

Maryland	001-13533	74-2830661
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
2114 Central Street, Suite 600, Kansas City, MO 64108
(Address of principal executive offices) (Zip Code)
(816) 237-7000
(Registrant’s telephone number, including area code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events
On August 18, 2014, Advent Financial Services, LLC, a wholly-owned subsidiary ("Advent") of Novation Companies, Inc. (the “Company”), sold certain intellectual property, software, and customer data to Santa Barbara Tax Products Group, LLC, for aggregate cash consideration of $1,000,000 paid in cash at closing.

Advent is conducting an orderly winding-down of Advent’s remaining business and operations. The Company anticipates the run-off operations of the Advent business to be substantially complete by December 31, 2014.

The Company plans to discuss these developments as well as its second quarter 2014 operating results on Tuesday, September 9, 2014. On that date, W. Lance Anderson, Chairman of the Board of Directors and Chief Executive Officer, plans to host a conference call at 1 p.m. (Central Time) to review these results and certain forward-looking statements with the investment community. The Company released its second quarter results in its quarterly report on Form 10-Q filed with the U.S. Securities and Exchange Commission on August 7, 2014. The general public is invited to listen to the call by dialing (800) 763-6049, or via a live audio webcast at https://cc.callinfo.com/r/1tignabtozxid&eom. A replay will be available within 24 hours after the call at http://novationcompanies.com/investors.

Special Note Regarding Forward-Looking Statements

This current report contains “forward-looking statements.” Forward-looking statements are those that predict or describe future events, do not relate solely to historical matters and include statements regarding management’s beliefs, estimates, projections, and assumptions with respect to, among other things, our future operations, business plans and strategies, as well as industry and market conditions, all of which are subject to change at any time without notice. Words such as “believe,” “expect,” “anticipate,” “promise,” “plan,” and other expressions or words of similar meanings, as well as future or conditional auxiliary verbs such as “would,” “should,” “could,” or “may” are generally intended to identify forward-looking statements. These statements include, for example, the expectations regarding Advent’s proposed dissolution. The Company’s forward-looking statements are subject to various risks and uncertainties. Such risks include the risks and other factors identified herein and in other public disclosures made by the Company from time to time, including the risks that are from time to time set forth in our filings with the SEC, including the Company’s Annual Report on Form 10-K for the year ended December 31, 2013, as may be amended on subsequent Quarterly Reports on Form 10-Q. As a result, the Company’s actual results may differ materially from those expressed or implied by these forward-looking statements. Readers are cautioned that these forward-looking statements, including statements contained herein that are not historical facts, are only estimates or predictions. You are cautioned not to place undue reliance on any forward-looking statements. The Company does not undertake to update any of its forward-looking statements.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NOVATION COMPANIES, INC.

DATE: August 21, 2014	/s/ Rodney E. Schwatken Rodney E. Schwatken Chief Financial Officer